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         AMENDMENT NO. 1 TO SOUTH SEAS PROPERTIES
                COMPANY LIMITED PARTNERSHIP
             MANAGEMENT EQUITY INCENTIVE PLAN

         This Amendment No. 1 to the South Seas Properties Company Limited Partnership Management Equity Incentive Plan is adopted this 1 2th day of June , 1997 by South Seas
     Properties Company Limited Partnership, an Ohio limited partnership (the "Company").

     W I T N E S S E T H:

         WHEREAS, effective February 26, 1996, the Company adopted the South Seas Properties Company Limited Partnership
     Management Equity Incentive Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to increase the number of Units which may be issued pursuant to the Plan;

         NOW, THEREFORE, the Plan is hereby amended by substituting the number 1,100,000 for 840,000 in the first sentence of Section 4 of the Plan.

     IN WITNESS WHEREOF, the Company, by its General Partner, has

     executed this document this 12th day of June , 1997, effective for all purposes as of June 12th , 1997.

                            By:

     91\17537CYA.60A

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     SOUTH SEAS PROPERTIES COMPANY
                              LIMITED PARTNERSHIP
                              T & T R ~ ~ , L.C., General
                                   Partner

                            )~
               ROBERT M. TAYLOR, Chairman J